NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Moderately Conservative Fund

Supplement dated September 9, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
On September 9, 2013, the Board of Trustees of Nationwide Mutual Funds considered and approved a proposal to convert existing Class B shares of the Nationwide Investor Destinations Moderately Conservative Fund (the “Fund”) to Class A shares of the Fund and to terminate Class B shares.  The conversion is expected to occur on or about February 21, 2014 (the “Conversion Date”).

Until the Conversion Date, shareholders may purchase, redeem or exchange their Class B shares in the manner set forth in the Prospectus.

Upon the Conversion Date, all Class B shares will convert to Class A shares of the Fund based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge.  The Fund will cease offering Class B shares on the Conversion Date.

The following table shows the fees and expenses of Class B shares compared to those of Class A shares:

	Nationwide Investor Destinations Moderately Conservative Fund
	Class B	Class A
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchase (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	5.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	1.00%	0.25%
Other Expenses	0.09%	0.13%
Acquired Fund Fees and Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	1.47%	0.76%

2.	Effective March 1, 2014, Class R2 shares of the Fund will be renamed “Class R” shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE